JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated September 17, 2020 to the current prospectus (the prospectus), as may be supplemented

Effective November 1, 2020, the subsection entitled “Class C shares” under the section entitled “CHOOSING AN ELIGIBLE SHARE CLASS” is amended and restated as follows:

The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.

In addition, also effective November 1, 2020, the following bullet is added or replaces, as applicable, the last bullet regarding automatic conversion of Class C shares in the subsection entitled “Class C shares” under the section entitled “CLASS COST STRUCTURE”:

▪	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)

You should read this Supplement in conjunction with the prospectus and retain it for future reference.